                                                                    Exhibit 10.3

[XXXXX] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                     FORM OF TIDEWATER MEMBERSHIP AGREEMENT

         This MEMBERSHIP AGREEMENT (the "Agreement"), is entered into as of _______ __, 2003 (the "Effective Date"), between Tidewater Healthcare Shared Services Group, Inc. ("Tidewater") and Genesis Healthcare Corporation ("GHC").

                                   BACKGROUND

         1. Tidewater is a "group purchasing organization" that is structured to comply with the requirements of the "safe harbor" regulations regarding payments to group purchasing organizations set forth in 42 C.F.R. ss.1001.952(j) and maintains agreements with vendors for purchasing healthcare related equipment, supplies and services.

         2. GHC desires to participate in Tidewater's group purchasing program (the "Program"), and Tidewater desires to allow GHC and its Facilities (as defined below) to participate in the Program, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                      TERMS

         1. Purchase of Products and Services.

                  1.1 GHC hereby engages Tidewater as an independent group purchasing organization on behalf of all long term care facilities owned or leased by GHC, for which GHC has the authority to make such designation at any time during the term of this Agreement (each, a "Facility" and collectively, the "Facilities"). The current list of Facilities is attached hereto as Exhibit "A."

                  1.2 Tidewater hereby grants GHC access to the Program, pursuant to which GHC and its Facilities will purchase, license or lease products and services ("GHC Purchases"). GHC hereby authorizes Tidewater, as its agent for such purposes, to (i) negotiate the terms of and enter into purchasing agreements ("Vendor Contracts") between vendors ("Vendors") and Tidewater for the purchase of products and services, and to cancel or modify any Vendor Contracts as it deems necessary, advisable or appropriate; and (ii) receive from Vendors, distributors, and e-commerce companies, data relating to GHC Purchases.

                           1.2.1 Notwithstanding the foregoing, where the annual
GHC Purchase Volume (as defined below) for any Vendor exceeds 50% of the annual total purchases through Tidewater from such Vendor, GHC may, at its option, elect to negotiate pricing directly with such Vendor; provided, however, that any agreement with such Vendor shall provide that GHC will continue to purchase from such Vendor through Tidewater, and preserve Tidewater's historical GPO Fee with such Vendor (expressed as a percentage of total purchase volume from such Vendor). GHC shall allow Tidewater to participate in the negotiations as Tidewater and GHC deem appropriate under the circumstances.

                           1.2.2 GHC may, from time to time, identify vendors
for consideration and inclusion in the Tidewater Program. Tidewater agrees to reasonably consider all such proposed vendors; provided, however, that Tidewater may accept or reject such Vendors into the Program at its sole discretion. Tidewater shall allow GHC to participate in the negotiations as Tidewater and GHC deem appropriate under the circumstances.

                  1.3 Commencing on the Effective Date, GHC and its Facilities shall purchase a minimum of $8,812,500 per quarter from or through Tidewater Vendors (the "Purchase Requirement"). On each anniversary date of this Agreement, the Purchase Requirement shall be increased by the percentage increase in the consumer price index ("CPI") in the previous year, as determined by reference to the publication dates nearest to such anniversary date and the prior anniversary date.

                  1.4 E-Commerce. GHC and Tidewater agree to use good faith efforts to explore "e-commerce" opportunities; provided, however, that Tidewater shall not be obligated to provide an on-line ordering system. Tidewater shall use reasonable commercial efforts to provide links to Vendor web sites through Tidewater's web site.

                  1.5 GHC agrees to use its best efforts to cause any health care facility managed by or otherwise affiliated with GHC, including but not limited to a joint venture of which GHC is a part, but which does not meet the definition of Affiliate (a "Third Party Operator"), to contract with Tidewater and participate in the Program, upon terms to be negotiated among Tidewater, GHC and such Third Party Operator.

         2. GPO Fees and Rebates.

                  2.1 GHC acknowledges that: (i) Tidewater will receive payment of fees ("GPO Fees") for administrative and other services provided by Tidewater from Vendors based on GHC Purchases; and (ii) the GPO Fees will be three percent (3%) or less of the dollar volume of GHC Purchases (the "GHC Purchase Volume").

                  2.2 Tidewater may receive additional GPO Fees ("Additional GPO Fees") from Vendors, the payment of which is based on the products and services purchased by Tidewater members collectively which, when added to the GPO Fees earned based on the GHC Purchases allocated among all Tidewater members, may exceed three percent (3%) of the GHC Purchase Volume. Tidewater does not know whether it will receive such Additional GPO Fees, but shall disclose in writing to GHC on an annual basis the names of the Vendors, and the specific amount of total GPO Fees received from each of the Vendors with respect to GHC Purchases, including the amount received from each Vendor based on purchases of Tidewater members collectively.

                  2.3 Under the circumstances described in this Section 2.3, Tidewater agrees to pay to GHC a portion of the GPO Fees (the "Shared Fees") received by Tidewater and attributable to GHC Purchases:

                           2.3.1 If the quarterly aggregate GHC Purchase Volume
is at least $XXXXX per bed (measured by calculating the aggregate GHC Purchase Volume divided by the number of beds at all Facilities) (the "First Tier Threshold") but less than $XXXXX per bed (the "Second Tier Threshold"), Tidewater shall pay to GHC XXXXX of the GPO Fees actually received by Tidewater attributable to GHC Purchases for such period, not to exceed XXXXX% of the GHC Purchase Volume. On each anniversary date of this Agreement, the First Tier Threshold and the Second Tier Threshold shall be increased by the percentage increase in CPI in the previous year, as determined by reference to the publication dates nearest to such anniversary date and the prior anniversary date.

                           2.3.2 If the quarterly aggregate GHC Purchase Volume
is at least the Second Tier Threshold, Tidewater shall pay to GHC XXXXX of the GPO Fees received by Tidewater attributable to GHC Purchases for such period, not to exceed XXXXX% of the GHC Purchase Volume.

                  2.4 Tidewater shall pay an estimate of Shared Fees, if any, to GHC on a quarterly basis, not more than 30 days after the quarter end; provided, however, that GHC and Tidewater shall reconcile the actual amount of Shared Fees, if any, earned by GHC as soon as reasonably practicable thereafter, and any adjustments will be refunded to Tidewater or paid to GHC, as applicable, at the time of the next quarterly payment of Shared Fees. GHC will allocate any such Shared Fees among all of its Facilities participating in the Program (i) in amounts proportionate to the GHC Purchases attributable to each Facility which gave rise to the Shared Fees paid to GHC pursuant to this Agreement; or (ii) as otherwise required by law.

         3. Term and Termination.

                  3.1 The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect for a period of ten (10) years (the "Initial Term"). Subsequent to the Initial Term, this Agreement shall automatically renew for additional one year terms (each, a "Renewal Term") unless either party provides written notice of non-renewal not less than one hundred eighty (180) days prior to the expiration of the Initial Term or Renewal Term, as appropriate.

                  3.2 If GHC or Tidewater shall commit a material breach of a material provision of this Agreement, and such material breach shall continue for a period of thirty (30) days after written notice by the non-defaulting party to the other specifying the material breach in question and requesting that the material breach be cured, then this Agreement shall terminate, at the option of the non-defaulting party, on thirty (30) days further written notice to the other party, provided, however, that if the defaulting party has commenced cure within such thirty (30) day period, and diligently pursues such cure after the thirty (30) day period, then the right to give such thirty (30) day notice of termination shall be suspended for the time necessary to effect such cure. The parties acknowledge that if GHC or any of its Facilities fail to comply with the terms and conditions of any Vendor Contract, it shall be considered a breach of this Agreement by GHC, but a breach by any Vendor of any Vendor Agreement shall not be considered a breach of this Agreement by GHC or Tidewater.

                  3.3 Any sale, lease, assignment, delegation or transfer of all or any portion of GHC's or any Facility's management, operations, facilities, assets or business to any other person, corporation or entity, including any management company, will not constitute grounds for the termination or modification of this Agreement by GHC. Upon a sale, divestiture or other disposition (including lease termination or expiration) of any Facility to a third party which is not then an Affiliate of GHC, GHC shall use its best efforts to persuade the buyer or successor operator of such Facility to contract with Tidewater and participate in the Program.

                  3.4 Five Year Price Verification. At least 180 days prior to the fifth anniversary date of this Agreement, if GHC obtains a written, bona fide offer which GHC desires to accept whereby GHC may purchase a substantially similar product or products from vendors who are not Vendors at rates which are, in the aggregate, more favorable to GHC (including, as applicable, Shared Fees) than the rates which are available to GHC through Tidewater (the "Competing Offer"), GHC shall promptly notify Tidewater in writing of all of the terms of the Competing Offer and offer Tidewater: (a) the opportunity to meet with the vendor which has made the Competing Offer; and (b) the right to match the Competing Offer (such that the net acquisition cost of such product to GHC is the same or less than in the Competing Offer). GHC shall provide Tidewater with any information promptly and reasonably requested by Tidewater which Tidewater deems necessary to evaluate the Competing Offer. If Tidewater does not notify GHC in writing that it will match the Competing Offer within ninety (90) days from the later of receipt of such written notice from GHC or receipt from GHC of the information requested by Tidewater pursuant to the preceding sentence (the "Competing Offer Deadline"), GHC may accept the Competing Offer as of the later of: (a) the fifth anniversary date of this Agreement; or (b) 90 days after the Competing Offer Deadline, and the Purchase Requirement, First Tier Threshold and Second Tier Threshold shall all be reduced pro rata to account for GHC's acceptance of the Competing Offer.

                  3.5 E-Commerce Opportunity. At least 180 days prior to the fifth anniversary date of this Agreement, if GHC obtains a written, bona fide offer which GHC desires to accept whereby GHC may enter into a GPO relationship with GPO which provides e-commerce opportunities which Tidewater does not then provide (the "E-Commerce Opportunity"), GHC shall promptly notify Tidewater in writing of all of the terms of the E-Commerce Opportunity and offer Tidewater the right to provide substantially similar e-commerce services on substantially similar terms as the E-Commerce Opportunity. GHC shall provide Tidewater with any information promptly and reasonably requested by Tidewater which Tidewater deems necessary to evaluate the E-Commerce Opportunity. If Tidewater does not notify GHC in writing that it will match the E-Commerce Opportunity within ninety (90) days from the later of receipt of such written notice from GHC or receipt from GHC of the information requested by Tidewater pursuant to the preceding sentence (the "E-Commerce Opportunity Deadline"), GHC may accept the E-Commerce Opportunity as of the later of: (a) the fifth anniversary date of this Agreement; or (b) 90 days after the E-Commerce Opportunity Deadline, and the Purchase Requirement, First Tier Threshold and Second Tier Threshold shall all be reduced pro rata to account for GHC's acceptance of the E-Commerce Opportunity.

         4. Representations, Warranties and Covenants of GHC. GHC, for itself and for each of its Facilities that purchase under the Vendor Contracts, hereby covenants with Tidewater as follows:

                  4.1 GHC shall, and shall cause each of its Facilities, to: (i) comply with all terms of this Agreement as if a party hereto; (ii) comply with all terms of the Vendor Contracts, including without limitation, payment terms and own use requirements; and (iii) execute separate agreements or acknowledgements as requested by Tidewater or any particular Vendor evidencing such Facility's agreement to comply with the terms of the relevant Vendor Contract.

                  4.2 GHC covenants that all GHC Purchases will be for use in the provision of healthcare services by GHC Facilities, and not for resale or distribution to third parties other than in the course of furnishing healthcare services.

                  4.3 GHC shall disclose information regarding GPO Fees, Additional GPO Fees and Shared Fees to each of its Facilities.

                  4.4 GHC shall promptly (in advance if possible, but no later than thirty (30) days following consummation of the change) notify Tidewater of any actual or proposed additions or deletions to the list of Facilities.

         5. Liquidated Damages for Failure to Meet Purchase Requirement. GHC acknowledges that failure to meet the Purchase Requirement in any quarter shall cause Tidewater to lose GPO Fees and Additional GPO Fees in amounts that would be difficult to ascertain. Accordingly, if GHC fails to meet the Purchase Requirement in any quarter, then GHC shall promptly pay to Tidewater as liquidated damages, and not as a penalty, the product of: (i) the Purchase Requirement for the quarter less the actual GHC Purchase Volume for the quarter; and (ii) XXXXX%. Both parties agree that this formula is the easiest method to estimate Tidewater's actual damages.

         6. TIDEWATER DISCLAIMER AND GHC RELEASE. TIDEWATER DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AS TO ANY PRODUCTS AND SERVICES SOLD LEASED OR LICENSED BY ANY VENDOR; AND GHC AND ITS FACILITIES HEREBY EXPRESSLY RELEASE TIDEWATER FROM ANY AND ALL LIABILITY AND CLAIMS RELATING TO THE PRODUCTS AND SERVICES, AND ANY BREACH OR ALLEGED BREACH OF WARRANTY IN CONNECTION WITH THE PRODUCTS AND SERVICES.

         7. Compliance with Law.

                  7.1 It is the intent of the parties to establish a business relationship that complies with the Medicare and Medicaid anti-kickback statute, set forth in 42 U.S.C. ss.1320a-7b(b). The parties agree that, for the purposes of this Agreement, Tidewater is acting as a group purchasing organization. The parties intend to comply with the requirements of the "safe harbor" regulations regarding payments to group purchasing organizations set forth in 42 C.F.R. ss.1001.952(j) and the parties believe that this Agreement satisfies those requirements.

                  7.2 Where a discount or other reduction in price is applicable, the parties also intend to comply with the requirements of 42 U.S.C. ss.1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. ss.1001.952(h). In this regard, the amount of any Shared Fees paid to GHC shall be treated as a rebate to the Facility's cost for the applicable products and services. GHC shall provide all required information regarding such rebate amounts and allocations to its Facilities as required by law. The parties hereto acknowledge that GHC will satisfy, and ensure that its Facilities satisfy any and all legal requirements imposed on buyers. Thus, GHC and/or its Facilities will accurately report when requested, under any state or federal program that provides for reimbursement for the products and services covered by this Agreement, the net cost actually paid by GHC and/or its Facilities, pursuant to Vendor Contracts.

                  7.3 Tidewater shall disclose to the Secretary of the United States Department of Health and Human Services, upon request, the amount of GPO Fees, Shared Fees and Additional GPO Fees received by Tidewater from each Vendor with respect to GHC Purchases.

         8. Confidentiality. It is expressly understood that each of GHC and Tidewater may utilize certain proprietary systems (electronic or manual), methods, procedures, written materials (such as policy manuals) and other information (including, without limitation, all information regarding the pricing, rebates, discounts, shipping terms and other terms and conditions of the Vendor Contracts as well as information relating to quantities of products and services purchased by GHC and/or its Facilities, "Confidential Information"). Such Confidential Information will remain the property of GHC or Tidewater, as the case may be, and each party will not, at any time, unless prior written approval is obtained from the other party, utilize, distribute, copy, disclose to any party or otherwise employ or acquire such Confidential Information of the other, other than to its accountants, lawyers, consultants, subsidiaries and affiliates insofar as any such person or entity needs to know such information in order to comply with law or to comply with this Agreement, and who shall (a) be advised by the disclosing party of this Agreement and (b) agree with the disclosing party to be bound by the provisions hereof, and except to the extent required by law. Each party hereby acknowledges that if any breach of this section occurs, the non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, in addition to any other remedy to which it may be entitled in law or in equity, the non-breaching party will be entitled to an injunction or injunctions to prevent breaches and/or to compel specific performance of this section, and the breaching party will not oppose the granting of such relief on the basis that monetary damages are adequate. The breaching party also agrees to reimburse the non-breaching party for all costs and expenses, including reasonable attorney's fees, incurred by it in successfully enforcing the obligations under this section. This provision shall survive termination of this Agreement.

         9. Insurance. At all times during the term of this Agreement, Tidewater and GHC agree to maintain in full force and effect professional and general liability insurance in amounts that are customary in their respective industries.

         10. Indemnification.

                  10.1 GHC and its Facilities shall indemnify and hold harmless Tidewater and its respective affiliates, agents, officers, directors and employees from and against any and all claims, penalties, demands, causes of actions, damages, losses, liabilities, costs, expenses, including reasonable attorney's fees, in law or in equity, of any kind or nature whatsoever, arising out of or in any manner directly or indirectly related to the acts or omissions of GHC in connection with this Agreement, including, without limitation, any claims resulting from a failure to pay for any products and services purchased by GHC or any of its Facilities.

                  10.2 Tidewater shall indemnify and hold harmless GHC and its respective affiliates, agents, officers, directors and employees from and against any and all claims, penalties, demands, causes of actions, damages, losses, liabilities, costs, expenses, including reasonable attorney's fees, in law or in equity, of any kind or nature whatsoever, arising out of or in any manner directly or indirectly related to the acts or omissions of Tidewater in connection with this Agreement.

                  10.3 The provisions of Sections 10.1 and 10.2 shall survive termination of this Agreement.

         11. Independent Contractor. The parties acknowledge and agree that Tidewater is acting as an independent contractor and not as the agent, partner or employee of GHC. This Agreement shall not create a joint venture, partnership or other joint business relationship. As an independent contractor, Tidewater is not exclusively limited to performing services for GHC and is entitled to provide services for parties other than GHC.

         12. Amendments and Waivers. This Agreement may be amended, modified or varied only by agreement in writing, duly executed by the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute the continuing waiver of the same or any other term or condition.

         13. Jurisdiction. Any and all disputes arising under or related to the Agreement shall be subject exclusively to the jurisdiction of the appropriate state or federal court in the State of Maryland, City of Baltimore.

         14. Headings. The captions herein have been inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction or effect of this Agreement.

         15. Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and undertakings between the parties with respect to the subject matter of this Agreement and supersedes all prior understandings, agreements or arrangements between them, including directly between a Facility and Tidewater with respect to the subject matter of this Agreement.

         16. Arbitration. The parties agree to submit any dispute arising under this Agreement to arbitration by the American Arbitration Association or such other arbitrator and upon such arbitration procedures as the parties may agree, and the decision of such arbitration shall be binding upon Tidewater and GHC.

         17. HIPAA.

                  17.1 Privacy Rule Compliance. Tidewater, to the extent it is deemed a "Business Associate" of GHC or any Facility under the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), agrees to comply with all applicable provisions of HIPAA, including the privacy provisions, as such are implemented and revised from time to time. Tidewater further agrees that it will: (i) not use or disclose Protected Health Information ("PHI") obtained or accessible by it as a result of its performance under the Agreement other than as permitted or required by this Agreement or by law; (ii) use appropriate safeguards to prevent use of disclosure of such PHI except as permitted by the Agreement; (iii) mitigate, to the extent practicable, any harmful effect known to Tidewater of a use or disclosure of PHI by Tidewater in violation of the requirements of this Agreement; (iv) report to GHC as the "Covered Entity" under HIPAA any use or disclosure of PHI not provided for in the Agreement of which it becomes aware; (v) ensure that any agents, including subcontractors, to whom it provides PHI, or who have access to PHI, agree to the same restrictions and conditions that apply to Business Associate with respect to such PHI; (vi) make available PHI to the individual who has a right of access under State and/or Federal law or regulation; (vii) make available PHI for amendment and incorporate any amendments to PHI; (viii) make available the information required to provide an accounting of disclosures; and (ix) make its internal practices, books and records relating to the use and disclosure of PHI received or obtained from GHC, or created or received by Tidewater available to the Secretary of the Department of Health and Human Services for determining Tidewater's compliance with Federal regulations.

                  17.2 Transaction and Security Regulations Compliance. To the extent the Agreement involves the exchange of information using Electronic Media in a transaction, GHC and Tidewater agree to comply with the requirements contained in 45 CFR Part 1, Section 162.915, as amended from time to time. Upon the effective date and for so long as PHI is transmitted between the parties using Electronic Media, Tidewater shall protect the integrity, privacy and availability of such PHI by implementing appropriate and commercially reasonable administrative procedures, physical safeguards, technical security services and technical security mechanisms with respect to Tidewater's facilities, software and systems, all as required by, and more specifically set forth in, the Federal Transaction Regulations and the Federal Security Regulations.

                  17.3 HIPAA Termination Right. In the event that Tidewater materially breaches any of the provisions of this section 17, or declines to implement any changes that are required or reasonably requested to ensure material compliance with HIPAA and related laws and regulations, GHC may terminate the Agreement upon written notice to Tidewater in accordance with the notice and cure provisions of section 3.2 above.

                  17.4 Effect of Termination. Upon termination of the Agreement for any reason, Tidewater, if feasible, will return or destroy all PHI received from, or created or received by Tidewater on behalf of GHC that Tidewater still maintains in any form and retain no copies of such information or, if such return or destruction is not feasible, shall notify GHC of the condition that makes the return or destruction of PHI not feasible and shall extend the protections of this Agreement to the PHI and limit further uses and disclosures to those purposes that make the return or destruction of the PHI infeasible for so long as Tidewater maintains such PHI. The provisions of this provision shall survive the expiration or termination of the Agreement.

         18. Access to Books and Records. Pursuant to Section 1395X(v)(1)(I) of Title 42 of the United States Code and applicable rules and regulations thereunder, until the expiration of four (4) years after the termination of his Agreement, Tidewater shall make available, upon appropriate written request by the Secretary of the United States Department of Health and Human Services, the Comptroller General of the United States General Accounting Office, or the applicable state agencies or departments, or any of their duly authorized representatives a copy of this Agreement and such books, documents and records as are necessary to certify the nature and extent of the costs of the services provided by Tidewater under this Agreement. Tidewater further agrees that in the event it carries out any of its duties under this Agreement through a subcontract with a value or cost of Ten Thousand Dollars ($10,000) or more over a 12 month period, such subcontract shall contain a clause identical to that contained in the first sentence of this Section.

         19. Notices. Any notice, request, demand, consent, approval or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been given (i) upon actual delivery, if delivery is by hand, or (ii) upon receipt if delivery is by telecopier, or (iii) the first business day following delivery to any nationally recognized overnight delivery service, or (iv) five (5) days after it is deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested. Each such notice shall be sent to the respective parties at the addresses indicated below:

Tidewater:   Tidewater Healthcare Shared Services Group, Inc.
             7 East Lee Street
             Baltimore, MD 21202
             Attention: Law Department

GHC:         Genesis HealthCare Corporation
             101 East State Street
             Kennett Square, PA 19348
             Attention: Law Department

         20. Assignment; Binding Effect; Subcontracting.

                  20.1 Neither Tidewater nor GHC may assign this Agreement to any other person or entity without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tidewater may assign this Agreement upon prior written notice to GHC but without GHC's consent if the proposed assignee is a "Qualified Provider," defined as a provider which provides services at least comparable to those currently provided by Tidewater.

                  20.2 Anything to the contrary contained herein notwithstanding: (a) Tidewater or GHC may assign this Agreement to an affiliate of Tidewater or GHC, as the case may be; and (b) Tidewater may assign this Agreement to a joint venture of which Tidewater is a part; without the consent of, but upon prior written notice to, the other party.

                  20.3 Tidewater may not subcontract any of its duties or obligations under this Agreement without the prior written consent of GHC, which consent shall not be unreasonably withheld, conditioned or delayed provided, however, that Tidewater may subcontract with an affiliate of Tidewater, a joint venture of which Tidewater is a part, or a Qualified Provider without the consent of, but upon prior written notice to, GHC.

                  20.4 Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         21. Severability. If any provision of this Agreement or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

         22. Governing Law. This Agreement will be deemed to have been made in and its validity and interpretation shall be governed by and construed under the laws of the State of Maryland, without regard to the conflict-of-law rules of Maryland or any other state.

         23. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to constitute an original, but which together shall constitute one and the same instrument.

         24. Non-Competition. Through the later of: (a) _________ 30, 2010 or
(b) a period of two (2) years following the termination of this Agreement for any reason whatsoever, or any such lesser period of time that might be imposed by a court of competent jurisdiction to comply with applicable, maximum legal time periods for the restraint of trade, except with Tidewater's prior written consent: GHC shall not, and shall cause its present and future parents, subsidiaries, Affiliates, officers, directors, successors, assigns, transferees and nominees to not, directly or indirectly, in any capacity, at any location within a state where Tidewater then does business:

                  24.1 communicate with or solicit any Person who is or during such period becomes a customer, prospective customer, acquisition target, employee, salesman, agent or representative of, or a consultant to, Tidewater, in any manner that interferes with such Person's relationship with Tidewater in relation to the Restricted Business (as defined below), or in an effort to obtain any such Person as a customer, acquisition target, employee, salesman, agent or representative of, or a consultant to, any other Person that conducts a business that is competitive with the Restricted Business;

                  24.2 market or sell, in any manner other than in furtherance of the business and interests of Tidewater, any service that is competitive with any service of the Restricted Business; or

                  24.3 establish, own, manage, operate, join, finance, control or be connected with, or participate in the establishment, ownership, management, operation, financing or control of, or be an agent or representative of, or be a consultant to, any Person that conducts or is engaged in a business that is competitive with the Restricted Business.

                  24.4 "Restricted Business" means the business of operating a group purchasing organization. "Person" means any natural person, corporation, division of a corporation, partnership, limited liability partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         IN WITNESS WHEREOF, each party hereto has duly executed, or has caused this Agreement to be duly executed, as of the date first above written.

The Tidewater Healthcare Shared Services Group, Inc.

By:      __________________________________
         Name: John Arlotta
         Title: Chairman and Chief Executive Officer

Genesis HealthCare Corporation

By:      __________________________________
         Name: George V. Hager, Jr.
         Title: Chief Executive Officer

                            EXHIBIT "A" -- FACILITIES

9/11/03

------------------------------------------------------------------------------------- --------------------------------------------
Fox Hill Center                               Glendale Center                          Groton Regency Center
Health Resources of Rockville, Inc.           Genesis Health Ventures of Naugatuck,    Health Resources of Groton, Inc.
22 South Street                               Inc.                                     1145 Poquonock Road
Rockville, CT  06066                          4 Hazel Avenue                           Groton, CT 06340
150 Skilled                                   Naugatuck, CT 06770-0150                 178 Skilled
                                              120 Skilled                              81 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Harrington Court                              Kimberly Hall North                      Kimberly Hall South
Health Resources of Colchester, Inc.          Genesis Health Ventures of Bloomfield,   Genesis Health Ventures of Bloomfield,
59 Harrington Court                           Inc.                                     Inc.
Colchester, CT 06415                          1 Emerson Drive                          1 Emerson Drive
130 Skilled                                   Windsor, CT 06095                        Windsor, CT 06095
                                              150 Skilled                              180 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Meriden Center                                Salmon Brook Center                      Skyview Center
Mabri Convalescent Center, Inc.               Health Resources of Glastonbury, Inc.    Health Resources of Wallingford, Inc.
845 Paddock Avenue                            72 Salmon Brook Drive                    35 Marc Drive
Meriden, CT 06450                             Glastonbury, CT 06033                    Wallingford, CT 06492
130 Skilled                                   130 Skilled                              97 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Windsor Hall                                  Hillside Center                          Milford Center
Genesis Health Ventures of Windsor, Inc.      Genesis Properties of Delaware Ltd.      Genesis Properties of Delaware Ltd.
519 Palisado Avenue                           Partnership, L.P.                        Partnership, L.P.
Windsor, CT 06095                             810 S. Broom St.                         700 Marvel Road
165 Skilled                                   Wilmington, DE 19805                     Milford, DE 19963
                                              106 Skilled                              136 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Seaford Center                                Silver Lake Center                       Academy Manor
Genesis Properties of Delaware Ltd.           Dover Health Care Associates, Inc.       Academy Nursing Homes, Inc.
Partnership, L.P.                             1080 Silver Lake Boulevard               89 Morton Street
1100 Norman Eskridge Highway                  Dover, DE 19904                          Andover, MA 01810
Seaford, DE 19973                             120 Skilled                              174 Skilled
124 Skilled
16 Independent Living
--------------------------------------------- ---------------------------------------- -------------------------------------------
Coolidge House                                Heritage Hall East                       Heritage Hall North
ADS/Multicare, Inc.                           Genesis Health Ventures of               Genesis Health Ventures of Massachusetts,
30 Webster Street                             Massachusetts, Inc.                      Inc.
Brookline, MA 02146                           464 Main Street, P.O. Box 348            55 Cooper Street, PO. Box 385
210 Skilled                                   Agawam, MA 01001-0348                    Agawam, MA 01001-0385
                                              123 Skilled                              124 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Heritage Hall South                           Heritage Hall West                       Heritage Manor
Genesis Health Ventures of Massachusetts,     Genesis Health Ventures of               ASL, Inc.
Inc.                                          Massachusetts, Inc.                      841 Merrimack Street
65 Cooper Street                              61 Cooper Street, P.O. Box 325           Lowell, MA 01854
Agawam, MA 01001-0347                         Agawam, MA 01001-0325                    142 Skilled
122 Skilled                                   164 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Keystone Center                               Palm Manor                               Prescott House
Keystone Nursing Home, Inc.                   ADS Palm Chelmsford, Inc.                Prescott Nursing Home, Inc.
44 Keystone Drive                             40 Parkhurst Road                        140 Prescott Street
Leominster, MA 01453                          Chelmsford, MA 01824                     North Andover, MA 01845
106 Skilled                                   124 Skilled                              126 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Sutton Hill Center                            Wachusett Manor                          Westford House
Nursing and Retirement Center of the          Health Resources of Gardner, Inc.        Westford Nursing and Retirement Center
Andovers, Inc.                                32 Hospital Hill Road                    Limited Partnership
1801 Turnpike Street                          Gardner, MA 01440                        3 Park Drive
North Andover, MA 01845                       96 Skilled                               Westford, MA 01886
142 Skilled                                                                            123 Skilled
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Willow Manor                                  Brightwood Center                        Catonsville Commons
Willow Manor Nursing Home, Inc.               Greenspring Meridian Limited             Catonsville Meridian Limited Partnership
30 Princeton Boulevard                        Partnership                              16 Fusting Avenue
Lowell, MA 0185l                              515 Brightwood Road                      Catonsville, MD 21228
90 Skilled                                    Lutherville, MD 21093                    143 Skilled
                                              110 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Chesapeake Woods Center                       Corsica Hills Center                     Cromwell Center
Meridian Healthcare, Inc.                     Meridian Health, Inc.                    Meridian Valley L.P.
525 Glenburn Avenue                           205 Armstrong Ave., P.O. Box 50          8710 Emge Road
Cambridge, MD 21613                           Centreville, MD 21617                    Baltimore, MD 21234
98 Skilled                                    150 Skilled                              135 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Hammonds Lane Center                          Heritage Center                          Homewood Center
Hammonds Lane Meridian Limited Partnership    Meridian Health, Inc.                    Meridian Edgewood L.P.
613 Hammonds Lane                             7232 German Hill Road                    6000 Bellona Avenue
Brooklyn Park, MD 21225                       Dundalk, MD 21222                        Baltimore, MD 21212
129 Skilled                                   181 Skilled                              116 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Knollwood Manor                               LaPlata Center                           Layhill Center
Knollwood Manor, Inc.                         Meridian Healthcare, Inc.                Meridian Healthcare, Inc.
899 Cecil Avenue                              1 Magnolia Drive                         3227 Bel Pre Road
Millersville, MD 21108                        LaPlata, MD 20646                        Silver Spring, MD 20906
75 Skilled                                    149 Skilled                              123 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Loch Raven Center                             Long Green Center                        Multi-Medical Center
Meridian Valley View Limited Ptnrshp.         Meridian Health, Inc.                    Meridian Healthcare, Inc.
8720 Emge Road                                115 East Melrose Avenue                  7700 York Road
Baltimore, MD 21234                           Baltimore, MD 21212                      Towson, MD 21204
120 Skilled                                   135 Skilled                              112 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Perring Parkway Center                        Severna Park Center                      Spa Creek Center
Meridian Perring L.P.                         Meridian Health, Inc.                    Meridian Healthcare, Inc.
1801 Wentworth Road                           24 Truckhouse Road                       35 Milkshake Lane
Baltimore, MD 21234                           Severna Park, MD 21146                   Annapolis, MD 21403
125 Skilled                                   141 Skilled                              134 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
The Pines, Genesis ElderCare Network          Woodside Center                          Country Village Center, Genesis ElderCare
Easton Meridian LP                            Meridian Healthcare, Inc.                Network
610 Dutchman's Lane                           9101 Second Street                       McKerley Health Care Centers, Inc.
Easton, MD 21601                              Silver Spring, MD 20910                  91 Country Village Road
170 Skilled                                   92 Skilled                               Lancaster, NH 03584
                                                                                       86 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Harris Hill Center, Genesis ElderCare         Keene Center, Genesis ElderCare Network  Laconia Center, Genesis ElderCare Network
Network                                       McKerley Health Care Centers, Inc.       McKerley Health Care Centers, Inc.
McKerley Health Care Centers, Inc.            677 Court Street                         175 Blueberry Lane
20 Maitland Street                            Keene, NH 03431                          Laconia, NH 03246
Concord, NH 03301                             106 Skilled                              108 Skilled
74 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Lafayette Center, Genesis ElderCare Network   Laurel Center, Genesis ElderCare         Lebanon Center, Genesis ElderCare Network
McKerley Health Care Centers, Inc.            Network                                  McKerley Health Care Centers, Inc.
93 Main Street                                McKerley Health Care Centers, Inc.       24 Old Etna Road
Franconia, NH 03580                           480 Donald Street                        Lebanon, NH 03766
68 Skilled & 6 Assisted                       Bedford, NH 03110                        110 Skilled
                                              102 Skilled
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Mountain Ridge Center, Genesis ElderCare      Pleasant View Center, Genesis            Ridgewood Center, Genesis ElderCare
Network                                       ElderCare Network                        Network
McKerley Health Care Centers, Inc.            McKerley Health Care Centers, Inc.       McKerley Health Care Centers, Inc.
7 Baldwin Street                              239 Pleasant Street                      25 Ridgewood Road
Franklin, NH 03235                            Concord, NH 03301                        Bedford, NH 03110
86 Skilled                                    180 Skilled                              150 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Arbor Glen Center                             Brakeley Park Center & Brakeley Park     Burlington Woods
Pompton Care, LLC                             Villas                                   Burlington Woods Convalescent Center, Inc.
Pompton Ave. & E. Lindsley Road               Northwest Total Care Centers             115 Sunset Road
Cedar Grove, NJ 07009                         Associates, L.P.                         Burlington, NJ 08016
122 Skilled                                   290 Red School Lane                      240 Skilled
                                              Phillipsburg, NJ 08865
                                              120 Skilled
                                              30 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Cinnaminson Center                            Cooper River West                        Cranbury Center
Roephel Convalescent Center, LLC              Geriatric and Medical Services, Inc.     Health Resources of Cranbury, LLC
1700 Wynwood Drive                            5101 North Park Drive                    292 Applegarth Road
Cinnaminson, NJ 08077                         Pennsauken, NJ 08109                     Monroe Township, NJ 08831
114 Skilled                                   180 Skilled                              154 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Holly Manor Center                            Inglemoor Center                         Jackson Center
Encare of Mendham, L.L.C.                     Health Resources of Englewood, L.L.C.    Health Resources of Jackson, L.L.C.
84 Cold Hill Road                             333 Grand Avenue                         11 History Lane
Mendham, NJ 07945                             Englewood, NJ 07631                      Jackson, NJ 08527
124 Skilled                                   62 Skilled                               186 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Jersey Shore Center                           Kresson View Center
Health Resources of Eatontown, L.L.C.         Geriatric and Medical Services, Inc.
3 Industrial Way East                         2601 Evesham Road
Eatontown, NJ 07724                           Voorhees, NJ 08043
158 Skilled                                   240 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Lopatcong Center                              Madison Center                           Maple Glen Center
Geriatric and Medical Services, Inc.          Health Resources of Emery, L.L.C.        Health Resources of Fairlawn, LLC
390 Red School Lane                           4 Highway 34                             12-15 Saddle River Road
Phillipsburg, NJ 08865                        Matawan, NJ 07747                        Fair Lawn, NJ 07410
153 Skilled                                   190 Skilled                              161 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Marcella Center                               Mercerville Center                       Millville Center & Holly Commons
Health Resources of Marcella, Inc.            Breyut Convalescent Center, L.L.C.       Millville Meridian L.P.
2305 Rancocas Road                            2240 White Horse Mercerville Road        54 Sharp Street
Burlington Township, NJ 08016                 Mercerville, NJ 08619                    Millville, NJ 08332
156 Skilled                                   114 Skilled                              147 Skilled & 30 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Morris Hills Center                           North Cape Center                        Park Place Center
Health Resources of Morristown, Inc.          North Cape Convalescent Center           Health Resources of South Brunswick,
77 Madison Avenue                             Associates, L.P.                         L.L.C.
Morristown, NJ 07960                          700 Townbank Road                        2 Deer Park Drive
304 Skilled                                   North Cape May, NJ 08204                 Monmouth Junction, NJ 08852
                                              110 Skilled                              96 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Phillipsburg Center                           Ridgewood Center                         Southern Ocean Center
Geriatric and Medical Services, Inc.          Health Resources of Ridgewood, LLC       Stafford Convalescent Center, Inc.
843 Wilbur Avenue                             330 Franklin Turnpike                    1361 Route 72 West
Phillipsburg, NJ 08865                        Ridgewood, NJ 07450                      Manahawkin, NJ 08050
60 Skilled                                    90 Skilled                               136 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Summit Ridge Center                           Troy Hills Center                        Voorhees Center
Health Resources of West Orange, LLC          S.T.B. Investors, Ltd.                   Meridian Healthcare, Inc.
20 Summit Street                              200 Reynolds Avenue                      3001 Evesham Road
West Orange, NJ 07052                         Parsippany, NJ 07054                     Voorhees, NJ 08043
152 Skilled                                   130 Skilled                              190 Skilled
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Waterview Center                              Westfield Center                         Abington Manor
Health Resources of Cedar Grove, Inc.         Meridian Healthcare, Inc.                Edella Street Associates
536 Ridge Road                                1515 Lamberts Mill Road                  100 Edella Road
Cedar Grove, NJ 07009                         Westfield, NJ 07090                      Clarks Summit, PA 18411
190 Skilled                                   233 Skilled                              120 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Berkshire Center                              Brandywine Hall & Brandywine Villas      Brinton Manor
Berks Nursing Homes, Inc.                     Geriatric and Medical Services, Inc.     Brinton Manor, Inc.
5501 Perkiomen Avenue                         800 West Miner Street                    549 Baltimore Pike
Reading, PA 19606                             West Chester, PA 19382                   Glen Mills, PA 19342
130 Skilled                                   180 Skilled                              92 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Chapel Manor                                  Crestview Center                         Fairview Care Center of Bethlehem Pike
Genesis ElderCare Centers-Chapel Manor, Inc.  Crestview North, Inc.                    Geriatric and Medical Services, Inc.
1104 Welsh Road                               262 Toll Gate Road                       184 Bethlehem Pike
Philadelphia, PA 19115                        Langhorne, PA 19047                      Philadelphia, PA 19118
240 Skilled                                   180 Skilled                              180 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Fairview Care Center of Paper Mill Road       Hamilton Arms Center
Geriatric and Medical Services, Inc.          Geriatric and Medical Services, Inc.
850 Paper Mill Road                           336 South West End Avenue
Glenside, PA 19038                            Lancaster, PA 17603
129 Skilled                                   120 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Hillcrest Center                              Garden Springs Center                    Harston Hall
Crestview Convalescent Home, Inc.             Healthcare Resources Corp.               Genesis ElderCare Centers-Harston, Inc.
1201 Church Road                              1113 North Easton Road                   350 Haws Lane
Wyncote, PA 19095                             Willow Grove, PA 19090                   Flourtown, PA 19031
180 Skilled                                   200 Skilled                              120 Skilled
                                                                                       76 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Hopkins Center                                Laurel Center                            Laurel Ridge Center
The Straus Group Hopkins House, L.P.          Laurel Health Resources, Inc.            GMA-Uniontown, Inc.
8100 Washington Lane                          125 Holly Road                           75 Hickle Street
Wyncote, PA 19095                             Hamburg, PA 19526                        Uniontown, PA 15401
107 Skilled                                   130 Skilled                              61 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Lehigh Center                                 Liberty Court/Heritage at Liberty Court  Mayo Center (Somerton after 8/1/03
Lehigh Nursing Homes, Inc.                    Geriatric and Medical Services, Inc.     pending DPH approval)
1718 Spring Creek Road                        1526 Lombard Street                      Geriatric and Medical Services, Inc.
Macungie, PA 18062                            Philadelphia, PA 19146                   650 Edison Avenue
128 Skilled                                   150 Skilled                              Philadelphia, PA 19116
                                              45 Assisted                              241 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Mifflin Center                                Orwigsburg Center                        Pennypack Center
Philadelphia Avenue Associates                Senior Living Ventures, Inc.             Encare of Pennypack, Inc.
500 East Philadelphia Avenue                  1000 Orwigsburg Manor Drive              8015 Lawndale Avenue
Shillington, PA 19607                         Orwigsburg, PA 17961                     Philadelphia, PA 19111
136 Skilled                                   130 Skilled                              54 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Pennsburg Manor                               Quakertown Center                        Rittenhouse Pine Center
Genesis ElderCare Centers-Pennsburg, Inc.     The Straus Group Quakertown Manor LP     Norristown Nursing and Rehabilitation
530 Macoby Street                             1020 South Main Street                   Center Associates L.P.
Pennsburg, PA 18073                           Quakertown, PA 18951                     1700 Pine Street
120 Skilled                                   138 Skilled                              Norristown, PA 19401
                                                                                       120 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Riverstreet Manor                             Rose View Center                         Sanatoga Center
Riverstreet Associates                        Rose View Manor, Inc.                    DELM Nursing, Inc.
440 North River Street                        1201 Rural Avenue                        225 Evergreen Road
Wilkes-Barre, PA 18702                        Williamsport, PA 17701                   Pottstown, PA 19464
122 Skilled                                   123 Skilled                              130 Skilled
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Schuylkill Center                             Silver Stream Center                     The Belvedere, A Genesis-Crozer-Keystone
Schuylkill Nursing Homes, Inc.                Geriatric and Medical Services, Inc.     Health System Center
1000 Schuylkill Manor Road                    905 Penlyn Pike, P.O. Box 397            Genesis ElderCare Cntrs.-Belvedere, Inc.
Pottsville, PA 17901                          Spring House, PA 19477                   2507 Chestnut Street
190 Skilled                                   120 Skilled                              Chester, PA 19013
                                                                                       120 Skilled & 49 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Willow Ridge Center                           Grand Islander Center                    Grandview Center
Montgomery Nursing Homes, Inc.                Health Resources of Middletown (RI),     Health Resources of Cumberland, Inc.
3485 Davisville Road                          Inc.                                     Chambers & John Street
Hatboro, PA 19040                             333 Green End Avenue                     Cumberland, RI 02864
120 Skilled                                   Middletown, RI 02842                     72 Skilled
                                              148 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Kent Regency Center                           Potomac Center, Genesis ElderCare        Westwood Center
Health Resources of Warwick, Inc.             Network                                  Providence Heath Care, Inc.
660 Commonwealth Avenue                       Crystal City Nursing Center, Inc.        Westwood Medical Park
Warwick, RI 02886                             1785 South Hayes Street                  Bluefield, VA 24605
153 Skilled                                   Arlington, VA  22202                     65 Skilled
                                              240 Skilled                              25 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Williamsburg Center                           Woodmont Center                          Bel-Aire Center
Genesis Eldercare National Centers, Inc.      Genesis Eldercare National Centers,      Providence Health Care, Inc.
1235 Mount Vernon Avenue                      Inc.                                     Bel-Aire Drive
Williamsburg, VA  23185                       11 Dairy Lane, P.O. Box 419              Newport, VT 05855
157 Skilled                                   Fredericksburg, VA 22404                 58 Skilled
                                              120 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Morrisville Center, Genesis ElderCare         Mountain View Center, Genesis
Network                                       ElderCare Network
McKerley Health Care Centers, Inc.            McKerley Health Care Centers, Inc.
72 Harrell Street                             9 Haywood Avenue, P.O. Box 6623
Morrisville, VT 05661                         Rutland, VT 05702
90 Skilled                                    166 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
                                              Ansted Center                            Brightwood Center
                                              Genesis Health Ventures of West          Brightwood Property, Inc.
                                              Virginia, Limited Partnership            840 Lee Road
                                              Old Route 60, P.O. Drawer 400            Follansbee, WV 26037
                                              Ansted, WV 25812                         128 Skilled
                                              60 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Carehaven Center                              Cedar Ridge Center                       Dawnview Center
Berkeley Haven Limited Partnership            Glenmark Associates, Inc.                Dawn View Manor, Inc.
Route 5, Box 167-A                            302 Cedar Ridge Road                     Diane Drive, Box 686
Martinsburg, WV 25401                         Sissonville, WV 25320                    Fort Ashby, WV 26719
68 Skilled                                    120 Skilled                              66 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Heritage Center                               Hilltop Center                           Logan Center
HRWV of Huntington, Inc.                      Hilltop Health Care Center, Inc.         Glenmark Limited Liability Company I
101 13th Street                               Saddle Shop Road, P.O. Box 125           Three Mile Curve, P.O. Box 540
Huntington, WV 25708                          Hilltop, WV 25855                        Logan, WV 25601
189 Skilled                                   120 Skilled                              66 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Madison Center                                Miletree Center                          Oak Ridge Center, Genesis ElderCare
GMA-Madison, Inc.                             Glenmark Associates, Inc.                Network
161 Bakers Ridge Road                         825 Summit Street                        HR of Charleston, Inc.
Morgantown, WV 26505                          Spencer, WV 25276                        1000 Association Dr, N. Gate Bus. Park
62 Skilled                                    62 Skilled                               Charleston, WV 25311
                                                                                       73 Skilled
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Center                             Raleigh Center                           Ravenswood Center, Genesis ElderCare
Pocahontas Continuous Care Center, Inc.       Raleigh Manor, L.P.                      Network, LLC
Route 1, Box 500                              1631 Ritter Drive, P.O. Box 741          Glenmark Limited Liability Company I
Marlinton, WV 24954                           Daniels, WV 25832                        200 South Ritchie Avenue
68 Skilled                                    68 Skilled                               Ravenswood, WV 26164
                                                                                       62 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Rosewood Center                               Sistersville Center                      Teays Valley Center
Rest Haven Nursing Home, Inc.                 Sisterville Haven Limited Partnership    Teays Valley Haven Limited Partnership
8 Rose Street                                 201 Wood Street                          590 North Poplar Fork Road
Grafton, WV 26354                             Sisterville, WV 26175                    Hurricane, WV 25526
69 Skilled                                    68 Skilled                               124 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Valley Center, Genesis ElderCare Network      White Sulphur Springs Center             Willows Center
Glenmark Limited Liability Company I          Glenmark Limited Liability Company I     The House of Campbell, Inc.
1000 Lincoln Drive                            P.O. Box 249, Route 92                   723 Summers Street
South Charleston, WV 25309                    White Sulphur Springs, WV 24986          Parkersburg, WV 26101
130 Skilled                                   68 Skilled                               97 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Heritage Woods (ALF)                          Holton Point (ALF)                       Berkshire Commons, Genesis ElderCare
Genesis Health Ventures of Massachusetts,     McKerley Health Care Centers, Inc.       Network (ALF)
Inc.                                          63 Country Village Road                  Assisted Living Assoc. of Berkshire, Inc.
462 Main Street                               Lancaster, NH 03584                      5485 Perkiomen Avenue
Agawam, MA 01001                              32 Assisted                              Reading, PA 19606
126 Assisted                                                                           75 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Highgate at Paoli Pointe (ALF)                Lehigh Commons (ALF)                     Mifflin Court (ALF)
Geriatric and Medical Services, Inc.          Assisted Living Assoc. of Lehigh, Inc.   Philadelphia Avenue Associates
600 Paoli Pointe Drive                        1680 Spring Creek Road                   450 East Philadelphia Avenue
Paoli, PA 19301                               Macungie, PA 18062                       Shillington, PA 19607
124 Assisted                                  80 Assisted                              67 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Riverview Ridge (ALF)                         Rose View Court (ALF)                    Sanatoga Court (ALF)
Genesis Health Ventures of Wilkes-Barre,      Rose View Manor, Inc.                    Assisted Living Assoc. of Sanatoga, Inc.
Inc.                                          1251 Rural Avenue                        227 Evergreen Road
300 Courtright Street                         Williamsport, PA 17701                   Pottstown, PA 19464
Wilkes-Barre, PA 18702                        60 Assisted                              85 Assisted
114 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
The Oaks (ALF)                                The Willowbrook Assisted Living          Heritage at Milford (ALF)
Wyncote Healthcare Corporation                Community (ALF)                          Milford ALF LLC
240 Barker Road                               Edella Street Associates                 500 S. DuPont Boulevard
Wyncote, PA 19095                             150 Edella Road                          Milford, DE 19963
52 Assisted                                   Clarks Summit, PA 18411                  80 Assisted
                                              80 Assisted
--------------------------------------------- ---------------------------------------- -------------------------------------------
Pleasant View Retirement (ALF)
McKerley Health Care Centers, Inc.
227 Pleasant Street
Concord, NH 03301
72 Assisted
----------------------------------------------------------------------------------------------------------------------------------

Skilled Beds by State              Assisted Beds by State                Totals
CT                  1,430          CT                    81                1,511
DE                    486          DE                    96                  582
MA                  1,866          MA                   126                1,992
MD                  2,438          MD                     -                2,438
NH                  1,070          NH                   110                1,180
NJ                  4,312          NJ                    60                4,372
PA                  4,311          PA                   907                5,218
RI                    373          RI                     -                  373
VA                    582          VA                    25                  607
VT                    314          VT                     -                  314
WV                  1,768          WV                     -                1,768
                   ------                             -----               ------
TOTAL              18,950                             1,405               20,355

DE has 16 Independent Living (Seaford) (included in ALF count)


                              Wisconsin Facilities

----------------------------------------------------------------------------------------------------------------------------------
Bethel Center                                 Colonial Center                          Karmenta Center
Bethel Health Resources, Inc.                 Colonial House Health Resources, Inc.    Health Resources of Karmenta and Madison,
8014 Bethel Road                              702 West Dolf Street                     Inc.
Arpin, WI 54410                               Colby, WI 54421                          4502 Milwaukee Street
111 Skilled                                   95 Skilled                               Madison, WI 53714
                                                                                       105 Skilled
--------------------------------------------- ---------------------------------------- -------------------------------------------
Marshfield Center                             River Pines Center & River Side Suites
Marshfield Health Resources, Inc.             River Pines Health Resources, Inc.
814 West 14th Street                          1800 Sherman Avenue
Marshfield, WI 54449                          Stevens Point, WI 54481
201 Skilled                                   174 Skilled
                                              29 Assisted
----------------------------------------------------------------------------------------------------------------------------------

                           Total WI beds - 687 Skilled
                                            29 Assisted
                                           716 Total